Exhibit 32.1 and 32.2

Certification of Chief Executive Officer and Principal Financial Officer

Certification Pursuant to 18 U.S.C. Section 1350, as Amended,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Chet Billingsley, Chief Executive Officer and Principal Financial Officer of Mentor Capital, Inc. (the “Company”), hereby certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that to my knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2026

/s/ CHET BILLINGSLEY
Chet Billingsley
Chief Executive Officer Principal Financial Officer